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                                UINTED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549


                                 FORM 8-K

                               CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


                                Date of Report
                      (Date of earliest event reported):
                              February 28, 2005


                      THE BANK OF NEW YORK COMPANY, INC.
                      ----------------------------------
            (exact name of registrant as specified in its charter)


                                   NEW YORK
                                   --------
                (State or other jurisdiction of incorporation)


                 001-06152                          13-2614959
                 ---------                          ----------
       (Commission file number)      (I.R.S. employer identification number)


        One Wall Street, New York, NY                10286
        -----------------------------                -----
   (Address of principal executive offices)        (Zip code)


                                  212-495-1784
                                  ------------
                        (Registrant's telephone number,
                              including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 3.03   Material Modification to Rights of Security Holders.
            ----------------------------------------------------------

The board of directors of The Bank of New York Company, Inc. (NYSE: BK), has voted unanimously to terminate the Company's shareholder rights plan and to institute parameters on its ability to adopt a shareholder rights plan in the future.

Each share of the Company's common stock also represents one right under the plan. The rights are listed on the New York Stock Exchange. On March 25, the Company will pay 5 cents per right to redeem them from shareholders of record as of March 11. Upon redemption, the rights will be delisted from the New York Stock Exchange.

The Board resolution provides that the Company reserves the right of its Board, by a majority vote of its independent directors in their exercise of their fiduciary duties, to determine in light of the circumstances then existing that it would be in the best interest of the Company and its shareholders to adopt a new shareholder rights plan without prior shareholder approval. If a shareholder rights plan is adopted by the Board without prior shareholder approval, the plan must provide that it shall expire within 12 months from its effective date unless ratified by the Company's shareholders.

The press release relating to the termination of the shareholder rights plan is attached as exhibit 99.

ITEM 9.01   Financial Statements and Exhibits
            ---------------------------------

Index to and Description of Exhibits

(c)  Exhibit        Description
     -------        -----------
        99          Press release dated February 28, 2005 announcing the
                    termination of the Company's shareholder rights plan.



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                                   SIGNATURE
                                   ---------



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: February 28, 2005

                                       THE BANK OF NEW YORK COMPANY, INC.
                                       (Registrant)


                                       By:  /s/ Bruce W. Van Saun

                                       Name:   Bruce W. Van Saun
                                       Title:  Senior Executive Vice President
                                                 and Chief Financial Officer